ALLIANCE
                        --------------------------------
                                   HEALTH CARE
                        --------------------------------
                                      FUND
                        --------------------------------

                        --------------------------------

                                                               Semi-Annual
                                                               Report
                                                               December 31, 1999


                                                      Alliance Capital [LOGO](R)

Letter To Shareholders                                 Alliance Health Care Fund
================================================================================

February 24, 2000

Dear Shareholder:

We are pleased to provide the first report to shareholders for the Alliance Health Care Fund. This semi-annual report contains investment results and market activity for the Alliance Health Care Fund (the "Fund") for the period from the Fund's inception on August 27, 1999 through December 31, 1999. Also included are discussions of the Fund's investment strategy and our outlook for the health care markets.

INVESTMENT RESULTS

The following table indicates the Fund's performance since its inception through December 31, 1999 relative to two benchmarks, the Standard & Poor's (S&P) 500 Stock Index, an unmanaged index of 500 U.S. companies, and the S&P Healthcare Sector Composite, which includes all health care companies in the S&P 500 Index. The Fund's performance was well ahead of that of the S&P Healthcare Composite, but trailed the overall market performance as measured by the S&P "500".

The superior performance of the Fund relative to the S&P Healthcare Sector Composite can be attributed to the heavier weightings of biotechnology and medical service stocks in the Fund. These sectors were relatively better performers than drugs and medical products, which are less represented in the Fund as compared to the Healthcare Composite.

--------------------------------------------------------------------------------

      INVESTMENT RESULTS*
      Period ended December 31, 1999.

                                      Total Returns
                                     Since Inception**
                                    ==================

      Alliance Health Care Fund
         Class A                          2.90%
         Class B                          2.60%
         Class C                          2.70%

      S&P 500 Stock Index                11.72%

      S&P Healthcare Sector Composite    -5.73%


      * The Fund's investment results represent total returns and are based on the net asset value as of December 31, 1999. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will differ due to different expenses associated with that class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

            The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies. The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care related products or services. An investor cannot invest directly in an index.

      ** Performance for the Fund is from the Fund's inception date on August 27, 1999. Performance for the S&P 500 Stock Index and the S&P Healthcare Sector Composite Index is from August 31, 1999, which is the closest month-end to the Fund's inception date.

            Additional investment results appear on page 3.

--------------------------------------------------------------------------------

MARKET OVERVIEW

Drug stocks underperformed the general market in 1999 despite accelerating sales growth in each of the world's three largest markets: the United States, Europe and Japan. Despite robust industry profits growth, strong economic growth in the U.S. and Europe, and the prospects of economic recoveries in Asia and South America reduced investor enthusiasm for stable growth stocks, which had outperformed the market in previous years. When economic growth slows and pressures for rising interest rates recede, we believe stable growth stocks will return to investor favor; health care stocks should then resume a leadership position in the stock market.

The Balanced Budget Refinement Act of 1999 restored a portion of reimbursements for medical providers, which were originally reduced by the 1997 Balanced Budget Amendments. Hospitals will receive approximately one half of this budget relief. We expect earning estimates for the Fund's holdings in this sector, such as Health Management Associates Inc., Tenet Healthcare Corp., and Columbia/HCA Healthcare Corp., to stabilize and then increase, which should spur increases in their valuations.

Later in 2000 the U.S. Congress will consider whether to add a prescription drug benefit to the Medicare program. Given that it will be a national election year, the political rhetoric will be heavy, although chances for a significant program being passed into law in 2000 are low given the

                                                       Alliance Health Care Fund
================================================================================

ideological differences between the two major parties regarding the scope of the benefit and financing mechanisms. In our view, a drug benefit for Medicare beneficiaries is warranted, given the importance of drugs to the elderly. However, no price control schemes are being proposed by major candidates, nor do we expect any to be legislated. Consequently, the drug benefit should add to demand for drugs without profitability pressures.

THE HEALTH CARE SECTORS

Within biotechnology, three of the Fund's holdings related to genomics, the study of genes, rose dramatically since the Fund began. Affymetrix Inc., the "gene-chip" manufacturer rose 97% from cost. Human Genome Sciences Inc. and Millennium Pharmaceuticals Inc. rose 81% and 84%, respectively, from cost levels. Three more established biotechnology companies with marketed products, Amgen Inc., Genentech Inc. and MedImmune Inc., increased at respective rates of 41%, 86% and 56%. Virtually all drug stocks declined in 1999, particularly during the month of December.

Among medical products company holdings, the best performer was Stryker Corp., the orthopedics company, which rose 18% from cost. Within the medical services sector, the best performer was Careinsite Inc., the intranet-based provider of services for medical payers, providers and patients, which rose 71% from cost. The Fund's three-hospital management company holdings, Health Management Associates Inc., Tenet Healthcare Corp. and Columbia/HCA Healthcare Corp., rose at respective rates of 52%, 24% and 22% from cost.

MARKET OUTLOOK

Health care stocks have been under pressure for most of the past year as the market has shifted out of stable growth stocks and into economically sensitive issues. Strong economic growth in the U.S. and the perception that economic growth in Europe, Asia and Latin America may be set for a rebound, have raised interest rates and concerns about rising inflation. It is not surprising in this environment, that after outperforming the market for several years when corporate profit growth was problematic, stable, consistent growers have taken a rest. However, on a long-term basis, the earnings growth of health care companies should provide excellent stock returns. The aging of the population, increased pace of new drug introductions in the U.S. Europe and Japan, improved research tools, and the emergence of genomics will provide growth in demand, a continued pace of new product introduction and profits exceeding those of overall corporate profits growth. With the valuation of the Fund's portfolio, as measured by price-earnings multiples at approximate parity to the overall stock market, we believe the Fund offers an excellent opportunity for investors.

Thank you for your support.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President

INVESTMENT OBJECTIVE AND POLICIES                      Alliance Health Care Fund
================================================================================

The Alliance Health Care Fund seeks to take advantage of capital appreciation opportunities and, secondarily, current income. The Fund invests in securities issued by companies principally engaged in health care and health care-related industries. The Fund looks to benefit from emerging technologies and services in Health Care Industries by investing in companies, which are expected to profit from the development of new products and services for these industries. The Fund invests primarily in the equity securities of U.S. companies and may invest in up to 40 % of its total assets in other foreign securities.

Investment Results
================================================================================

NAV and SEC Average Annual Total Returns as of December 31, 1999

                   ------------------------------------------
                                 CLASS A SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

Since Inception*                 2.90%             -1.44%

                   ------------------------------------------
                                 CLASS B SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

Since Inception*                 2.60%             -1.40%

                   ------------------------------------------
                                 CLASS C SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

Since Inception*                 2.70%              1.70%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

*     Performance since the Fund's inception date of 8/27/99.

TEN LARGEST HOLDINGS
December 31, 1999 (unaudited)                          Alliance Health Care Fund
================================================================================

----------------------------------------------------------------------------------------------------
COMPANY                                                         U.S. $ VALUE   PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------------------
Schering-Plough Corp.--A worldwide pharmaceutical company
   that discovers and markets new therapies and treatment
   programs. The company's core product groups include
   allergy/respiratory, anti-infective/anticancer,
   dermatologicals, and cardiovasculars, as well as an animal health business. Schering-Plough also conducts health
   management programs and sells other consumer products .........   $6,817,500          5.3%
----------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.--A diversified worldwide health and personal care company that manufactures medicines and other products. The company's products include therapies for
   various diseases and disorders, consumer medicines,
   orthopedic devices, ostomy care, wound management,
   nutritional supplements, infant formulas, and hair and skin
   care products .................................................    6,720,431          5.3
----------------------------------------------------------------------------------------------------
Medtronic, Inc.--Provides device-based therapies that restore health, extend life, and alleviate pain. The company's
   principal products include those for bradycardia pacing,
   tachyarrhythmia management, atrial fibrillation management, heart failure management, heart valve replacement, malignant and non-malignant pain, and movement disorders. Medtronic's
   products are sold worldwide ...................................    5,042,950          3.9
----------------------------------------------------------------------------------------------------
Warner-Lambert Co.--Discovers, develops, manufactures, and
   markets pharmaceutical, consumer health care, and
   confectionery products. The company's products include
   Listerine mouthwash, Trident gum, Schick razors, Tetra fish food, Sudafed decongestant, Lubriderm body bar, Dilantin
   epilepsy drug, Centrax tranquilizer, Neosporin topical
   antibiotic, and other products ................................    4,670,438          3.7
----------------------------------------------------------------------------------------------------
MedImmune, Inc.--Develops and markets products that address
   medical needs in areas such as infectious diseases,
   transplantation medicine, autoimmune diseases, and cancer .....
   The company currently sells Synagis, RespiGam, and CytoGam
   primarily in the United States ................................    4,204,931          3.3
----------------------------------------------------------------------------------------------------
Stryker Corp.--Develops, manufactures, and markets specialty surgical and medical products. The company's products include orthopedic implants, powered surgical instruments, endoscopic systems, and patient care and handling equipment for the
   global market. Stryker also provides outpatient physical
   therapy services in the United States .........................    4,052,175          3.2
----------------------------------------------------------------------------------------------------
Genentech, Inc.--Discovers, develops, manufactures, and markets human pharmaceuticals. The company markets products directly in
   the United States .............................................    3,927,400          3.1
----------------------------------------------------------------------------------------------------
Amgen, Inc.--Discovers, develops, manufactures, and markets human therapeutics based on cellular and molecular biology. The
   company focuses its research on secreted protein and small molecule therapeutics, with particular emphasis on neuroscience and cancer. Amgen concentrates on the areas of hematology, cancer, infectious disease, endocrinology, neurobiology, and
   inflammation ..................................................    3,856,012          3.0
----------------------------------------------------------------------------------------------------
IMS Health, Inc.--Provides information solutions to the
   healthcare and pharmaceutical industries. The company automated sales support, as well as application software and services to help manage the administration of group health and life
   insurance products. IMS operates around the world .............    3,849,750          3.0
----------------------------------------------------------------------------------------------------
Sanofi-Synthelabo SA--The company's principle area of business is ethical pharmaceuticals. The core therapeutic areas are
   cardiovascular disease and thrombosis; diseases of the central
   nervous system; cancer; and internal medicine .................    3,685,982          2.9
----------------------------------------------------------------------------------------------------
                                                                    $46,827,569         36.7%
----------------------------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 1999 (unaudited)                          Alliance Health Care Fund
================================================================================

--------------------------------------------------------------------------------------
COMPANY                                           U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------------
   Basic Industry                                $   1,710,000            1.3%
--------------------------------------------------------------------------------------
   Drugs                                            56,224,114           44.1
--------------------------------------------------------------------------------------
   Biotechnology                                    20,884,338           16.4
--------------------------------------------------------------------------------------
   Medical Products                                 15,083,337           11.8
--------------------------------------------------------------------------------------
   Medical Services                                 24,997,349           19.6
--------------------------------------------------------------------------------------
   Total Investments*                              118,899,138           93.2
--------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities          8,698,620            6.8
--------------------------------------------------------------------------------------
   Net Assets                                    $ 127,597,758          100.0%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Excludes short-term obligations

PORTFOLIO OF INVESTMENTS
December 31, 1999 (unaudited)                          Alliance Health Care Fund
================================================================================

Company                             Shares    U.S. $ Value
----------------------------------------------------------

COMMON STOCKS-93.2%
FRANCE-2.9%
Sanofi-Synthelabo SA (a) ......      88,600   $  3,685,982
                                              ------------

JAPAN-4.9%
Takeda Chemical Industries,
   Ltd ........................      63,000      3,114,233
Yamanouchi Pharmaceutical
   Co., Ltd. ..................      90,000      3,145,066
                                              ------------
                                                 6,259,299
                                              ------------

SWITZERLAND-2.6%
Roche Holding AG (ADR) ........      28,500      3,365,026
                                              ------------

UNITED KINGDOM-7.0%
AstraZeneca Group Plc .........
   (ADR) ......................      83,400      3,481,950
Glaxo Wellcome Plc. (ADR) .....      53,200      2,972,550
SmithKline Beecham Plc ........
   (ADR) ......................      38,200      2,461,513
                                              ------------
                                                 8,916,013
                                              ------------

UNITED STATES-75.8%
Affymetrix, Inc. (a) ..........      19,500      3,308,906
American Home Products
   Corp .......................      57,500      2,267,656
Amgen, Inc. (a) ...............      64,200      3,856,012
Boston Scientific Corp. (a) ...      41,900        916,562
Bristol-Myers Squibb Co. ......     104,700      6,720,431
Cardinal Health, Inc. .........      37,500      1,795,313
CareInsite, Inc. (a) ..........      31,860      2,564,730
Columbia/HCA
   Healthcare Corp. ...........      45,400      1,330,788
Eli Lilly & Co. ...............      45,100      2,999,150
Genentech, Inc. (a) ...........      29,200      3,927,400
Guidant Corp. (a) .............      34,200      1,607,400
Health Management
   Associates, Inc. ...........
   Series A (a) ...............     187,700      2,510,488

                                   Shares or
                                   Principal
                                    Amount
Company                              (000)    U.S. $ Value
----------------------------------------------------------
Hooper Holmes, Inc. ...........     142,300   $  3,664,225
Human Genome Sciences,
   Inc. (a) ...................      20,300      3,098,288
IMS Health, Inc. ..............     141,600      3,849,750
Johnson & Johnson .............      37,200      3,464,250
MedImmune, Inc. (a) ...........      25,350      4,204,931
MedQuist, Inc. (a) ............      76,400      1,972,075
Medtronic, Inc. ...............     138,400      5,042,950
Merck & Co., Inc. .............      53,900      3,614,669
Millennium
   Pharmaceuticals, Inc. (a) ..      20,400      2,488,800
Monsanto Co. ..................      48,000      1,710,000
Pfizer, Inc. ..................     112,800      3,658,950
Pharmacia & Upjohn, Inc. ......      72,200      3,249,000
Schering-Plough Corp. .........     161,600      6,817,500
Stryker Corp. .................      58,200      4,052,175
Tenet Healthcare Corp. (a)  ...      96,200      2,260,700
United HealthCare Corp. .......      34,600      1,838,125
Warner-Lambert Co. ............      57,000      4,670,438
Wellpoint Health Networks,
   Inc. (a) ...................      48,700      3,211,156
                                              ------------
                                                96,672,818
                                              ------------

Total Common Stocks
   (cost $113,446,745).........                118,899,138

TIME DEPOSIT-5.7%
BNP London
   4.00%, 1/03/00
   (cost $7,300,000) ..........  $    7,300      7,300,000
                                              ------------

TOTAL INVESTMENTS-98.9%
   (cost $120,746,745).........                126,199,138
Other assets less
   liabilities-1.1%............                  1,398,620
                                              ------------

NET ASSETS-100%................               $ 127,597,758
                                              =============

--------------------------------------------------------------------------------

(a)   Non income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (unaudited)                          Alliance Health Care Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $120,746,745) ......................   $  126,199,138
   Cash .........................................................................          301,093
   Receivable for investment securities sold ....................................        6,600,733
   Receivable for capital stock sold ............................................        2,514,682
   Deferred offering costs ......................................................          110,820
   Dividends and interest receivable ............................................           31,385
                                                                                    --------------
   Total assets .................................................................      135,757,851
                                                                                    --------------

LIABILITIES
   Payable for investment securities purchased ..................................        7,548,850
   Payable for capital stock redeemed ...........................................          194,935
   Advisory fee payable .........................................................          103,426
   Distribution fee payable .....................................................           89,151
   Accrued expenses .............................................................          223,731
                                                                                    --------------
   Total liabilities ............................................................        8,160,093
                                                                                    --------------
NET ASSETS ......................................................................   $  127,597,758
                                                                                    ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................................   $       12,424
   Additional paid-in capital ...................................................      123,644,458
   Accumulated net investment loss ..............................................         (444,533)
   Accumulated net realized loss on investments and foreign currency transactions       (1,066,984)
   Net unrealized appreciation of investments and foreign currency denominated
     assets and liabilities .....................................................        5,452,393
                                                                                    --------------
                                                                                    $  127,597,758
                                                                                    ==============

CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($27,648,649 / 2,687,501 shares of capital stock issued and outstanding) ........     $10.29
   Sales Charge--4.25% of public offering price ......................................       .46
                                                                                           ------
   Maximum offering price ............................................................     $10.75
                                                                                           ======

   Class B Shares
   Net asset value and offering price per share
     ($78,973,817 / 7,693,905 shares of capital stock issued and outstanding) ........     $10.26
                                                                                           ======

   Class C Shares
   Net asset value and offering price per share
     ($18,315,836 / 1,784,221 shares of capital stock issued and outstanding) ........     $10.27
                                                                                           ======
   Advisor Class Shares
   Net asset value, redemption and offering price per share
     ($2,659,456 / 258,273 shares of capital stock issued and outstanding) ...........     $10.30
                                                                                           ======


--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
August 27, 1999* to December 31, 1999 (unaudited)      Alliance Health Care Fund
================================================================================

INVESTMENT INCOME
   Interest .................................................    $   219,903
   Dividends (net of foreign taxes withheld of $2,846).......        139,560      $ 359,463
                                                                 -----------
EXPENSES
   Advisory fee .............................................        299,648
   Distribution fee - Class A ...............................         21,985
   Distribution fee - Class B ...............................        191,277
   Distribution fee - Class C ...............................         44,263
   Transfer agency ..........................................         76,370
   Amortization of offering expenses ........................         58,180
   Administrative ...........................................         43,721
   Custodian ................................................         38,957
   Audit and legal ..........................................         30,855
   Printing .................................................         15,477
   Registration .............................................         12,494
   Directors' fees ..........................................          9,957
   Repayment to Adviser (see Note B) ........................          3,084
   Miscellaneous ............................................          1,449
                                                                 -----------
   Total expenses ...........................................        847,717
   Less: expenses waived and reimbursed by the Adviser (see
     Note B).................................................        (43,721)
                                                                 -----------
   Net expenses .............................................                       803,996
                                                                                -----------
   Net investment loss ......................................                      (444,533)
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions .............                    (1,023,005)
   Net realized loss on foreign currency transactions .......                       (43,979)
   Net unrealized appreciation on investments ...............                     5,452,393
                                                                                -----------
   Net gain on investments and foreign currency transactions                      4,385,409
                                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................                   $ 3,940,876
                                                                                ===========

--------------------------------------------------------------------------------

*     Commencement of operations.

      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                     Alliance Health Care Fund
================================================================================

                                                                             August 27, 1999*
                                                                                    to
                                                                             December 31, 1999
                                                                                (unaudited)
                                                                             -----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss..................................................     $     (444,533)
   Net realized loss on investments and foreign currency transactions...         (1,066,984)
   Net unrealized appreciation of investments...........................          5,452,393
                                                                             --------------
   Net increase in net assets from operations...........................          3,940,876
CAPITAL STOCK TRANSACTIONS
   Net increase.........................................................        123,556,582
                                                                             --------------
   Total increase.......................................................        127,497,458
NET ASSETS
   Beginning of period..................................................            100,300
   End of period........................................................     $  127,597,758
                                                                             ==============

--------------------------------------------------------------------------------

*     Commencement of operations.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (unaudited)                          Alliance Health Care Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Health Care Fund, Inc. (the "Fund") was organized as a Maryland corporation of April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund commenced operations on August 27, 1999. Prior to commencement of operations on August 27, 1999, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on July 14, 1999. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and

                                                       Alliance Health Care Fund
================================================================================

losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $42,000 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $169,000 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .95% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated July 13, 1999, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from April 30, 1999 (date of organization of the Fund) to August 31, 2000, exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2002, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the period ended December 31, 1999, the Fund repaid $3,084 of such previously waived and reimbursed expenses to the Adviser. At December 31, 1999 the total amount of expenses waived and reimbursed by the Adviser that are subject to repayment amounted to $38,916.

The Adviser waived $43,721, pursuant to the advisory agreement representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the period ended December 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $45,408 for the period ended December 31, 1999.

NOTES TO FINANCIAL STATEMENTS (continued)             Alliance Health Care Fund
================================================================================

For the period ended December 31, 1999, the Fund's expenses were reduced by $2,856 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $11,686 from the sales of Class A shares and $5,428, $44,998 and $8,347 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended December 31, 1999.

Brokerage commissions paid on investment transactions for the period ended December 31, 1999, amounted to $139,886, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,978,410 and $203,859 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $125,899,363 and $10,138,406, respectively, for the period ended December 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the period ended December 31, 1999.

At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $12,671,367 and gross unrealized depreciation of investments was $7,218,974 resulting in net unrealized appreciation of $5,452,393, (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from

                                                      Alliance Health Care Fund
================================================================================

unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1999, the Fund had no outstanding forward foreign exchange currency contracts.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               ================         =================
                                    Shares                   Amount
                               ================         =================
                               August 27, 1999*         August 27, 1999*
                                      to                       to
                               December 31, 1999        December 31, 1999
                                  (unaudited)              (unaudited)
                               ================         =================

Class A
Shares sold.................       3,242,851               $ 32,212,096
Shares redeemed.............        (555,360)                (5,433,571)
                                  ----------               ------------
Net increase................       2,687,491               $ 26,778,525
                                  ==========               ============

Class B
Shares sold.................       7,988,295               $ 79,518,996
Shares redeemed.............        (294,400)                (2,940,762)
                                  ----------               ------------
Net increase................       7,693,895               $ 76,578,234
                                  ==========               ============

Class C
Shares sold.................       1,942,134               $ 19,312,230
Shares redeemed.............        (157,923)                (1,571,355)
                                  ----------               ------------
Net increase................       1,784,211               $ 17,740,875
                                  ==========               ============

Advisor Class
Shares sold.................         296,525               $  2,941,756
Shares redeemed.............         (48,252)                  (482,808)
                                  ----------               ------------
Net increase................         248,273               $  2,458,948
                                  ==========               ============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended December 31, 1999.

--------------------------------------------------------------------------------

*     Commencement of operations.

FINANCIAL HIGHLIGHTS                                  Alliance Health Care Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            =================   =================   =================    =================
                                                  CLASS A            CLASS B             CLASS C           ADVISOR CLASS
                                            =================   =================   =================    =================
                                            August 27, 1999(a)  August 27, 1999(a)  August 27, 1999(a)   August 27, 1999(a)
                                                    to                  to                  to                  to
                                             December 31, 1999   December 31, 1999   December 31, 1999    December 31, 1999
                                                (unaudited)         (unaudited)         (unaudited)          (unaudited)
                                            =================   =================   =================    =================

Net asset value, beginning of period......      $  10.00            $  10.00            $  10.00             $ 10.00
                                                --------            --------            --------             -------
Income From Investment Operations
Net investment loss (b)(c) ...............          (.03)               (.05)               (.06)               (.02)
Net realized and unrealized gain on
   investments and foreign currency
transactions .............................           .32                 .31                 .33                 .32
                                                --------            --------            --------             -------
Net increase in net asset value from
   operations ............................           .29                 .26                 .27                 .30
                                                --------            --------            --------             -------
Net asset value, end of period ...........      $  10.29            $  10.26            $  10.27             $ 10.30
                                                ========            ========            ========             =======

Total Return
Total investment return based on net
   asset value (d) .......................          2.90%               2.60%               2.70%               3.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).      $ 27,649            $ 78,974            $ 18,316             $ 2,659
Ratio to average net assets of:
   Expenses, net of waivers/
   reimbursements (e) ....................          2.03%               2.73%               2.73%               1.73%
   Expenses, before waivers/
   reimbursements (e) ....................          2.17%               2.87%               2.87%               1.87%
   Net investment loss, net of waivers/
   reimbursements (e) ....................         (0.86)%             (1.61)%             (1.63)%              (.59)%
Portfolio turnover rate ..................            37%                 37%                 37%                 37%

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized

                                                      Alliance Health Care Fund
================================================================================

DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Norman Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Russel Brody, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

                                                                 ---------------
ALLIANCE HEALTHCARE FUND                                            BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HCFSR1299